SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: March 11, 2009
                        (Date of earliest event reported)

                                VASOMEDICAL, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                        0-18105                    11-2871434
--------------------------------------------------------------------------------
State or other                   (Commission                (IRS Employer
jurisdiction of                  File Number)               Identification
incorporation)                                                  Number)


 180 Linden Avenue, Westbury, New York                           11590
--------------------------------------                       --------------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number including area code            (516) 997-4600
                                                             --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (c) On March 11, 2009, David Tarachand Singh was appointed as Chief Financial Officer, to serve at the pleasure of the Board of Directors. Mr. Singh has been employed by the Company since January 2008 and as Chief Accountant of the Company since October 2008. Mr. Singh was Director of Cost Accounting for Del Laboratories, Inc. from August 2005 to December 2007. From March 1991 to August 1999 he was Cost Accounting Manager and from September 1999 to August 2005 he was Financial Operations Manager, of George Weston Bakeries. Mr. Singh holds an MBA in general management from Dowling College and a BA in accounting from Queens College.

     Mr. Singh's compensation is at the annual rate of $120,000.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VASOMEDICAL, INC.


                                       By: /s/ Jun Ma
                                           -------------------------------------
                                           Jun Ma
                                           President and Chief Executive Officer

Dated:   March 13, 2009